MERRILL LYNCH
OHIO
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
January 31, 1997



Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospec-tus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, maybe worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Ohio
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                             #16156 -- 1/97



Merrill Lynch Ohio Municipal Bond Fund                   January 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields, and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, we primarily maintained the defensive posture of the Fund which we adopted in mid-1996. Our principal strategy was to favor higher-couponed issues over more interest rate-sensitive securities that have greater potential for capital appreciation. We believed that tax-exempt interest rates would fluctuate in a broad range and larger-couponed securities would offer both greater principal preservation and a generous tax-exempt income. In addition, we maintained minimal cash reserves in recent months to further augment shareholder income.

New long-term bond issuance in Ohio was far greater than that in the national marketplace. During the six months ended January 31, 1997, over $3 billion in long-term securities was issued by Ohio municipalities, an increase of almost 40% compared to the same period in 1996. Likewise, during the three months ended January 31, 1997, over $1.5 billion in municipal bonds was issued in Ohio, an increase of 70% compared to same period in 1996. Unfortunately, from the Fund's viewpoint, this dramatic increase in supply was concentrated on a limited number of large issues. These issues were structured to appeal to individual investors and consequently were only of limited value to the Fund. Despite a historically large supply in recent months, we have found few attractively priced securities. This relative scarcity supported our decision to maintain a fully invested position. While 1997 annual issuance is expected to be similar to that of 1996, more advantageous supply conditions are not expected until late 1997. Consequently, we expect to remain fully invested throughout much of 1997.

We believe that economic growth should slow by mid-1997, perhaps aided by an increase in interest rates by the Federal Reserve Board. Slower growth, combined with continued low inflation, may result in materially lower interest rates. Additionally, the prospect for further Federal deficit reduction may provide a positive backdrop for more significant declines in long-term bond yields. Signs that such a scenario is developing would trigger us to move to a more aggressive strategy for the Fund, utilizing more interest rate-sensitive issues in order to enhance the Fund's principal appreciation. At the same time, however, we will still seek to generate an attractive level of tax-exempt income.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Ohio Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President


/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President


/S/FRED K. STEUBE
Fred K. Steube
Vice President and Portfolio Manager

March 10, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                                            12 Month    3 Month
                                              1/31/97  10/31/96   1/31/96   % Change   % Change

Class A Shares*                               $10.85    $10.82    $11.01     -1.45%     +0.28%
Class B Shares*                                10.85     10.82     11.01     -1.45      +0.28
Class C Shares*                                10.84     10.82     11.01     -1.54      +0.18
Class D Shares*                                10.84     10.81     11.01     -1.54      +0.28
Class A Shares -- Total Return*                                              +3.67(1)   +1.59(2)
Class B Shares -- Total Return*                                              +3.14(3)   +1.46(4)
Class C Shares -- Total Return*                                              +2.94(5)   +1.34(6)
Class D Shares -- Total Return*                                              +3.47(7)   +1.57(8)
Class A Shares -- Standardized 30-day Yield     4.62%
Class B Shares -- Standardized 30-day Yield     4.30%
Class C Shares -- Standardized 30-day Yield     4.20%
Class D Shares -- Standardized 30-day Yield     4.52%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.550 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.147 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.494 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.133 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.483 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.539 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.144 per share ordinary income dividends.





Performance Summary -- Class A Shares

                        Net Asset Value       Capital Gains
Period Covered        Beginning     Ending     Distributed     Dividends Paid*   % Change**
2/28/92 -- 12/31/92    $10.00       $10.40         --             $0.525          + 9.46%
1993                    10.40        11.22       $0.013            0.648          +14.53
1994                    11.22         9.90         --              0.548          - 6.98
1995                     9.90        11.00         --              0.545          +16.97
1996                    11.00        10.88         --              0.541          + 4.00
1/1/97 -- 1/31/97       10.88        10.85         --              0.040          + 0.18
                                           Total $0.013     Total $2.847
                                           Cumulative total return as of 1/31/97: +42.11%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                        Net Asset Value       Capital Gains
Period Covered        Beginning     Ending     Distributed     Dividends Paid*   % Change**
2/28/92 -- 12/31/92    $10.00     $10.40          --              $0.481     + 8.99%
1993                    10.40      11.22        $0.013             0.592     +13.95
1994                    11.22       9.90          --               0.495     - 7.45
1995                     9.90      11.00          --               0.491     +16.38
1996                    11.00      10.88          --               0.486     + 3.47
1/1/97 -- 1/31/97       10.88      10.85          --               0.036     + 0.13
                                          Total $0.013      Total $2.581
                                      Cumulative total return as of 1/31/97: +38.60%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge;
   results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                        Net Asset Value       Capital Gains
Period Covered        Beginning     Ending     Distributed     Dividends Paid*   % Change**
10/21/94 -- 12/31/94     $10.09      $9.89        --             $0.091           - 1.06%
1995                       9.89      11.00        --              0.480           +16.37
1996                      11.00      10.87        --              0.475           + 3.28
1/1/97 -- 1/31/97         10.87      10.84        --              0.035           + 0.12
                                                           Total $1.081
                                           Cumulative total return as of 1/31/97: +19.06%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares

                        Net Asset Value       Capital Gains
Period Covered        Beginning     Ending     Distributed     Dividends Paid*   % Change**
10/21/94 -- 12/31/94     $10.09       $9.89        --             $0.103         - 0.95%
1995                       9.89       11.00        --              0.534         +16.97
1996                      11.00       10.87        --              0.530         + 3.80
1/1/97 -- 1/31/97         10.87       10.84        --              0.039         + 0.17
                                                            Total $1.206
                                           Cumulative total return as of 1/31/97: +20.47%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Average Annual Total Return

                    % Return Without     % Return With
                      Sales Charge       Sales Charge**
Class A Shares*
Year Ended 12/31/96      +4.00%            -0.16%
Inception (2/28/92)
through 12/31/96         +7.49             +6.59

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                        % Return            % Return
                       Without CDSC        With CDSC**
Class B Shares*
Year Ended 12/31/96      +3.47%             -0.48%
Inception (2/28/92)
through 12/31/96         +6.95              +6.95

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                        % Return            % Return
                      Without CDSC         With CDSC**
Class C Shares*
Year Ended 12/31/96      +3.28%              +2.29%
Inception (10/21/94)
through 12/31/96         +8.21               +8.21

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                     % Return Without    % Return With
                       Sales Charge     Sales Charge**
Class D Shares*
Year Ended 12/31/96     +3.80%              -0.35%
Inception (10/21/94)
through 12/31/96        +8.77               +6.77

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.




Merrill Lynch Ohio Municipal Bond Fund                                                                  January 31, 1997

SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

  S&P   Moody's     Face                                                                                                   Value
Ratings Ratings    Amount                                        Issue                                                  (Note 1a)

Ohio -- 94.5%
NR*      Baa1       $900 Ashtabula County, Ohio, IDR, Refunding (Ashland Oil Inc. Project), Series A, 6.90%
                         due 5/01/2010                                                                                    $953
AAA      Aaa       1,000 Avon, Ohio, Local School District, UT, 6% due 12/01/2020 (b)                                    1,030
NR*      A         4,000 Barberton, Ohio, Hospital Facilities Revenue Bonds (Barberton Citizens Hospital Co.
                         Project), 7.25% due 1/01/2012                                                                   4,486
AAA      Aaa       2,370 Brecksville-Broadview Heights, Ohio, City School District, UT, 5.25% due 12/01/2021 (c)         2,253
                         Cleveland, Ohio, Public Power System, Revenue Refunding Bonds, First Mortgage, Series 1 (d):
AAA      Aaa       1,500 5.125% due 11/15/2018                                                                           1,405
AAA      Aaa       2,000 5% due 11/15/2020                                                                               1,833
AAA      Aaa       2,000 Cleveland, Ohio, Regional Sewer District, Water Resources Revenue Refunding Bonds, 6.75%
                         due 5/15/2004 (b)(h)                                                                            2,248
                         Cleveland, Ohio, Water Works Revenue Bonds, First Mortgage, Series F-92 A (b):
AAA      Aaa       2,250 6.50% due 1/01/2002 (h)                                                                         2,483
AAA      Aaa       3,665 6.25% due 1/01/2015                                                                             3,840
                         Cuyahoga County, Ohio, M/F Revenue Bonds (Dalebridge Apartments), AMT (e):
NR*      Aaa       1,000 6.50% due 10/20/2020                                                                            1,032
NR*      Aaa       2,850 6.60% due 10/20/2030                                                                            2,949
BBB-     NR*       1,000 Dayton, Ohio, Special Facilities Revenue Refunding Bonds (Emery Air Freight Corp. /
                         Emery Worldwide Air Inc.), Series F, 6.05% due 10/01/2009                                       1,020
A        A         1,220 Erie County, Ohio, Hospital Improvement Revenue Refunding Bonds (Firelands Community
                         Hospital Project), 6.75% due 1/01/2015                                                          1,283
AA       Aa3       2,500 Franklin County, Ohio, Hospital Revenue Refunding Bonds (Holy Cross Health System Corp.),
                         5.875% due 6/01/2021                                                                            2,492
AAA      Aaa       1,200 Huron County, Ohio, Human Services, Building Revenue Bonds, 7.25% due 12/01/2013 (d)            1,380
NR*      Aaa       5,530 Kent, Ohio, M/F Housing Mortgage Revenue Bonds (Silver Meadows), AMT, 7.30%
                         due 12/20/2036 (e)                                                                              6,037
AAA      Aaa       1,740 Lakota, Ohio, Local School District Revenue Bonds, GO, UT, 7% due 12/01/2010 (b)                2,039
A        NR*       1,660 Loveland, Ohio, City School District, GO, UT, 6.65% due 12/01/2015                              1,792
BBB+     NR*       2,000 Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital), 6.125% due 12/01/2004 (h)         2,182
AAA      Aaa       2,500 Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds (YHA Inc. Project),
                         Series A, 7% due 10/15/2014 (d)                                                                 2,725
A-       A3        2,000 Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors Corp. Project), AMT,
                         6.75% due 7/01/2014                                                                             2,233
AAA      Aaa       3,000 North Canton City, Ohio, School District Improvement Bonds, GO, UT, 6.70%
                         due 12/01/2019 (b)                                                                              3,330
AAA      NR*         965 Ohio HFA, Residential Mortgage Revenue Bonds, AMT, Series B-2, 6.70% due 3/01/2025 (e)            998
AAA      Aaa       1,150 Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B-4, 9.943% due
                         3/31/2031 (e)(g)                                                                                1,259
                         Ohio State Air Quality Development Authority, Revenue Refunding Bonds:
NR*      Baa1      1,000 (Ashland Oil Inc. Project), 6.85% due 4/01/2010                                                 1,040
A1+      VMIG1+      800 (Cincinnati Gas & Electric), VRDN, Series B, 3.70% due 9/01/2030 (a)                              800
AA-      Aa3       4,200 (Coll-Dayton Power & Light Project), Series B, 6.40% due 8/15/2027                              4,436
AAA      Aaa       1,505 PCR (Ohio-Edison), Series B, 7.10% due 6/01/2018 (c)                                            1,639
                         Ohio State Higher Educational Facility, Common Revenue Bonds:
AA       A1        1,000 (Denison University Project), 5.25% due 11/01/2016                                                953
AA       A1        1,000 (Denison University Project), 5.30% due 11/01/2021                                                946
NR*      NR*       1,000 (University of Findlay Project), 6.125% due 9/01/2016                                             987
AA-      Aa        1,410 Ohio State Higher Educational Facility, Crossover Revenue Refunding Bonds
                         (Case Western Reserve University), 6.25% due 10/01/2016                                         1,527
A        A2        2,000 Ohio State Water Development Authority, Solid Waste Disposal Revenue Bonds (North Star
                         BHP Steel Project-Broken Hill), AMT, 6.45% due 9/01/2020                                        2,091
NR*      Aa3       1,000 Toledo Lucas County, Ohio, Port Authority, Development Revenue Refunding Bonds
                         (Cargill Inc. Project), 5.90% due 12/01/2015                                                    1,021
AAA      Aaa       1,000 University of Cincinnati, Ohio (University Center Project), COP, 5.125% due 6/01/2024 (d)         927
AAA      Aaa       1,000 Upper Arlington, Ohio, City School District, UT, 5.25% due 12/01/2022 (d)                         950
AAA      Aaa       2,000 Westerville, Ohio, Minerva Park and Blendon Joint Township, Hospital District Revenue
                         Refunding Bonds (Saint Ann's Hospital), Series B, 7% due 9/15/2012 (b)(f)                       2,262

Puerto Rico -- 3.3%
A1+      Baa1      2,500 Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                         Bonds, RITES, Series X, 6.122% due 7/01/2004 (g)                                                2,547

Total Investments (Cost -- $71,800) -- 97.8%                                                                            75,408
Other Assets Less Liabilities -- 2.2%                                                                                    1,735
                                                                                                                      --------
Net Assets -- 100.0%                                                                                                   $77,143
                                                                                                                      ========

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) GNMA Collateralized.
(f) Escrowed to maturity.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1997.
(h) Prerefunded.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITES Residual Interest Tax-Exempt Securities
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997

Assets:               Investments, at value (identified cost -- $71,799,832)(Note 1a)                            $75,408,132
                      Cash                                                                                            85,752
                      Receivables:
                      Interest                                                                        $977,350
                      Securities sold                                                                  953,594
                      Beneficial interest sold                                                          78,849     2,009,793
                                                                                                   -----------
                      Deferred organization expenses (Note 1e)                                                         6,777
                      Prepaid registration fees and other assets (Note 1e)                                             9,469
                                                                                                                 -----------
                      Total assets                                                                                77,519,923
                                                                                                                 -----------

Liabilities:          Payables:
                      Beneficial interest redeemed                                                     179,593
                      Dividends to shareholders (Note 1f)                                               59,905
                      Investment adviser (Note 2)                                                       37,071
                      Distributor (Note 2)                                                              29,258       305,827
                                                                                                   -----------
                      Accrued expenses and other liabilities                                                          71,144
                                                                                                                 -----------
                      Total liabilities                                                                              376,971
                                                                                                                 -----------

Net Assets:           Net assets                                                                                 $77,142,952
                                                                                                                 ===========

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                              $69,910
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                              580,944
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               23,579
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               36,895
                      Paid-in capital in excess of par                                                            73,985,401
                      Accumulated realized capital losses on investments -- net (Note 5)                            (789,086)
                      Accumulated distribution in excess of realized capital
                      gains -- net (Note 1f)                                                                        (372,991)
                      Unrealized appreciation on investments -- net                                                3,608,300
                                                                                                                 -----------
                      Net assets                                                                                 $77,142,952
                                                                                                                 ===========

Net Asset Value:      Class A -- Based on net assets of $7,581,909 and 699,102 shares of
                      beneficial interest outstanding                                                                 $10.85
                                                                                                                 ===========
                      Class B -- Based on net assets of $63,004,469 and 5,809,440 shares of
                      beneficial interest outstanding                                                                 $10.85
                                                                                                                 ===========
                      Class C -- Based on net assets of $2,556,901 and 235,787 shares of
                      beneficial interest outstanding                                                                 $10.84
                                                                                                                 ===========
                      Class D -- Based on net assets of $3,999,673 and 368,953 shares of
                      beneficial interest outstanding                                                                 $10.84
                                                                                                                 ===========

                      See Notes to Financial Statements.





Statement of Operations
                                                                                   For the Six Months Ended January 31, 1997
Investment Income     Interest and amortization of premium and discount earned                                    $2,306,223
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                               $216,231
                      Account maintenance and distribution fees -- Class B (Note 2)                    161,536
                      Professional fees                                                                 27,852
                      Accounting services (Note 2)                                                      22,292
                      Transfer agent fees -- Class B (Note 2)                                           18,469
                      Printing and shareholder reports                                                  14,016
                      Registration fees (Note 1e)                                                        8,609
                      Account maintenance and distribution fees -- Class C (Note 2)                      8,304
                      Amortization of organization expenses (Note 1e)                                    3,810
                      Pricing fees                                                                       3,372
                      Custodian fees                                                                     2,583
                      Trustees' fees and expenses                                                        2,243
                      Account maintenance fees -- Class D (Note 2)                                       1,927
                      Transfer agent fees -- Class A (Note 2)                                            1,733
                      Transfer agent fees -- Class D (Note 2)                                              902
                      Transfer agent fees -- Class C (Note 2)                                              786
                      Other                                                                              1,273
                                                                                                   -----------
                      Total expenses                                                                                 495,938
                                                                                                                 -----------
                      Investment income -- net                                                                     1,810,285
                                                                                                                 -----------

Realized &            Realized gain on investments -- net                                                            603,280
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                        426,263
Investments -- Net                                                                                               -----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                        $2,839,828
                                                                                                                 ===========

                      See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                                   For the Six      For the
                                                                                                   Months Ended    Year Ended
Increase (Decrease) in Net Assets:                                                                Jan. 31, 1997  July 31, 1996

Operations:           Investment income -- net                                                      $1,810,285    $3,607,605
                      Realized gain on investments -- net                                              603,280        58,034
                      Change in unrealized appreciation on investments -- net                          426,263       854,639
                                                                                                   -----------   -----------
                      Net increase in net assets resulting from operations                           2,839,828     4,520,278
                                                                                                   -----------   -----------

Dividends to          Investment income -- net:
Shareholders          Class A                                                                         (186,739)     (373,206)
(Note 1f):            Class B                                                                       (1,466,703)   (2,995,936)
                      Class C                                                                          (61,440)      (76,853)
                      Class D                                                                          (95,403)     (161,610)
                                                                                                   -----------   -----------
                      Net decrease in net assets resulting from dividends to shareholders           (1,810,285)   (3,607,605)
                                                                                                   -----------   -----------

Beneficial Interest   Net increase (decrease) in net assets derived from beneficial
Transactions          interest transactions                                                         (1,797,594)    1,552,305
(Note 4):                                                                                          -----------   -----------

Net Assets:           Total increase (decrease) in net assets                                         (768,051)    2,464,978
                      Beginning of period                                                           77,911,003    75,446,025
                                                                                                   -----------   -----------
                      End of period                                                                $77,142,952   $77,911,003
                                                                                                   ===========   ===========

                      See Notes to Financial Statements.





Financial Highlights
                                                                                            Class A
                                                                       For the Six
The following per share data and ratios have been derived                Months
from information provided in the financial statements.                   Ended
                                                                        Jan. 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                   1997      1996      1995      1994      1993

Per Share           Net asset value, beginning of period                  $10.70    $10.56    $10.50    $11.02    $10.56
Operating                                                               --------  --------  --------  --------  --------
Performance:        Investment income -- net                                 .28       .54       .55       .56       .58
                    Realized and unrealized gain (loss) on
                    investments -- net                                       .15       .14       .06      (.43)      .49
                                                                        --------  --------  --------  --------  --------
                    Total from investment operations                         .43       .68       .61       .13      1.07
                                                                        --------  --------  --------  --------  --------
                    Less dividends and distributions:
                    Investment income -- net                                (.28)     (.54)     (.55)     (.56)     (.58)
                    Realized gain on investments -- net                       --        --        --        --      (.03)
                    In excess of realized gain on
                    investments -- net                                        --        --        --      (.09)      --
                                                                        --------  --------  --------  --------  --------
                    Total dividends and distributions                       (.28)     (.54)     (.55)     (.65)     (.61)
                                                                        --------  --------  --------  --------  --------
                    Net asset value, end of period                        $10.85    $10.70    $10.56    $10.50    $11.02
                                                                        ========  ========  ========  ========  ========

Total Investment    Based on net asset value per share                      4.04%++   6.56%     6.03%     1.10%    10.51%
Return:**                                                               ========  ========  ========  ========  ========

Ratios to Average   Expenses, net of reimbursement                           .82%*     .87%      .86%      .65%      .51%
Net Assets:                                                             ========  ========  ========  ========  ========
                    Expenses                                                 .82%*     .87%      .89%      .89%     1.04%
                                                                        ========  ========  ========  ========  ========
                    Investment income -- net                                5.05%*    5.03%     5.30%     5.12%     5.44%
                                                                        ========  ========  ========  ========  ========

Supplemental        Net assets, end of period (in thousands)              $7,582    $7,281    $7,270    $9,373    $8,446
Data:                                                                   ========  ========  ========  ========  ========
                    Portfolio turnover                                     26.92%   118.21%   169.34%    44.83%    41.51%
                                                                        ========  ========  ========  ========  ========

                    *  Annualized.
                    ** Total investment returns exclude the effect of sales loads.
                    ++ Aggregate total investment return.

                    See Notes to Financial Statements.





Financial Highlights (continued)
                                                                                             Class B
                                                                       For the Six
The following per share data and ratios have been derived                Months
from information provided in the financial statements.                   Ended
                                                                        Jan. 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                   1997      1996      1995      1994      1993

Per Share           Net asset value, beginning of period                  $10.70    $10.56    $10.50    $11.02    $10.56
Operating                                                               --------  --------  --------  --------  --------
Performance:        Investment income -- net                                 .25       .49       .49       .50       .52
                    Realized and unrealized gain (loss) on
                    investments -- net                                       .15       .14       .06      (.43)      .49
                                                                        --------  --------  --------  --------  --------
                    Total from investment operations                         .40       .63       .55       .07      1.01
                                                                        --------  --------  --------  --------  --------
                    Less dividends and distributions:
                    Investment income -- net                                (.25)     (.49)     (.49)     (.50)     (.52)
                    Realized gain on investments -- net                       --        --        --        --      (.03)
                    In excess of realized gain on
                    investments -- net                                        --        --        --      (.09)      --
                                                                        --------  --------  --------  --------  --------
                    Total dividends and distributions                       (.25)     (.49)     (.49)     (.59)     (.55)
                                                                        --------  --------  --------  --------  --------
                    Net asset value, end of period                        $10.85    $10.70    $10.56    $10.50    $11.02
                                                                        ========  ========  ========  ========  ========

Total Investment    Based on net asset value per share                      3.77%++   6.01%     5.49%      .59%     9.95%
Return:**                                                               ========  ========  ========  ========  ========

Ratios to Average   Expenses, net of reimbursement                          1.33%*    1.38%     1.37%     1.16%     1.02%
Net Assets:                                                             ========  ========  ========  ========  ========
                    Expenses                                                1.33%*    1.38%     1.40%     1.39%     1.55%
                                                                        ========  ========  ========  ========  ========
                    Investment income -- net                                4.54%*    4.52%     4.79%     4.61%     4.93%
                                                                        ========  ========  ========  ========  ========

Supplemental        Net assets, end of period (in thousands)             $63,004   $64,397   $64,068   $65,610   $53,341
Data:                                                                   ========  ========  ========  ========  ========
                    Portfolio turnover                                     26.92%   118.21%   169.34%    44.83%    41.51%
                                                                        ========  ========  ========  ========  ========

                    *  Annualized.
                    ** Total investment returns exclude the effect of sales loads.
                    ++ Aggregate total investment return.

                    See Notes to Financial Statements.





Financial Highlights (concluded)
                                                                                  Class C
                                                                        For the             For the
                                                                          Six     For the    Period
The following per share data and ratios have been derived               Months      Year   Oct. 21,
from information provided in the financial statements.                   Ended     Ended   1994+ to
                                                                        Jan. 31, July 31,  July 31,
Increase (Decrease) in Net Asset Value:                                   1997      1996      1995

Per Share           Net asset value, beginning of period                  $10.70    $10.56    $10.09
Operating                                                               --------  --------  --------
Performance:        Investment income -- net                                 .24       .48       .37
                    Realized and unrealized gain on investments -- net       .14       .14       .47
                                                                        --------  --------  --------
                    Total from investment operations                         .38       .62       .84
                                                                        --------  --------  --------
                    Less dividends from investment income -- net            (.24)     (.48)     (.37)
                                                                        --------  --------  --------
                    Net asset value, end of period                        $10.84    $10.70    $10.56
                                                                        ========  ========  ========

Total Investment    Based on net asset value per share                      3.62%++   5.90%     8.50%++
Return:**                                                               ========  ========  ========

Ratios to Average   Expenses                                                1.43%*    1.49%     1.50%*
Net Assets:                                                             ========  ========  ========
                    Investment income -- net                                4.44%*    4.42%     4.62%*
                                                                        ========  ========  ========

Supplemental        Net assets, end of period (in thousands)              $2,557    $2,720      $874
Data:                                                                   ========  ========  ========
                    Portfolio turnover                                     26.92%   118.21%   169.34%
                                                                        ========  ========  ========


                                                                                  Class D
                                                                        For the             For the
                                                                          Six     For the    Period
The following per share data and ratios have been derived               Months      Year   Oct. 21,
from information provided in the financial statements.                   Ended     Ended   1994+ to
                                                                        Jan. 31, July 31,  July 31,
Increase (Decrease) in Net Asset Value:                                   1997      1996      1995

Per Share           Net asset value, beginning of period                  $10.70    $10.56    $10.09
Operating                                                               --------  --------  --------
Performance:        Investment income-- net                                 0.27      0.53      0.41
                    Realized and unrealized gain on investments -- net      0.14      0.14      0.47
                                                                        --------  --------  --------
                    Total from investment operations                        0.41      0.67      0.88
                                                                        --------  --------  --------
                    Less dividends from investment income -- net           (0.27)    (0.53)    (0.41)
                                                                        --------  --------  --------
                    Net asset value, end of period                        $10.84    $10.70    $10.56
                                                                        ========  ========  ========

Total Investment    Based on net asset value per share                      3.89%++   6.45%     8.93%++
Return:**                                                               ========  ========  ========

Ratios to Average   Expenses                                                 .91%*    0.97%      .99%*
Net Assets:                                                             ========  ========  ========
                    Investment income -- net                                4.95%*    4.93%     5.17%*
                                                                        ========  ========  ========

Supplemental        Net assets, end of period (in thousands)              $4,000    $3,513    $3,234
Data:                                                                   ========  ========  ========
                    Portfolio turnover                                     26.92%   118.21%   169.34%
                                                                        ========  ========  ========

                    *  Annualized.
                    ** Total investment returns exclude the effect of sales loads.
                    +  Commencement of Operations.
                    ++ Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch Ohio Municipal Bond Fund      January 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are primarily due to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund had also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding
$1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account     Distribution
            Maintenance Fee     Fee

Class B          0.25%         0.25%
Class C          0.25%         0.35%
Class D          0.10%          --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD     MLPF&S

Class A          $116     $1,273
Class D          $293     $2,521

For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $66,015 and $212 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $23,707,399 and $19,757,183, respectively.

Net realized and unrealized gains as of January 31, 1997 were as follows:

                                Realized       Unrealized
                                 Gains           Gains

Long-term investments           $603,280        $3,608,300
                             -----------       -----------
Total                           $603,280        $3,608,300
                             ===========       ===========

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,608,300, of which $3,706,166 related to appreciated securities and $97,866 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $71,799,832.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(1,797,594) and $1,552,305 for the six months ended January 31, 1997 and the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the
Six Months Ended                                    Dollar
January 31, 1997                     Shares         Amount

Shares sold                          73,892       $799,887
Shares issued to shareholders
in reinvestment of dividends          7,638         82,425
                               ------------   ------------
Total issued                         81,530        882,312
Shares redeemed                     (62,768)      (678,087)
                               ------------   ------------
Net increase                         18,762       $204,225
                               ============   ============

Class A Shares for the Year                         Dollar
Ended July 31, 1996                  Shares         Amount

Shares sold                          86,942       $941,587
Shares issued to shareholders
in reinvestment of dividends         14,338        153,697
                               ------------   ------------
Total issued                        101,280      1,095,284
Shares redeemed                    (109,186)    (1,171,549)
                               ------------   ------------
Net decrease                         (7,906)      $(76,265)
                               ============   ============

Class B Shares for the
Six Months Ended                                    Dollar
January 31, 1997                     Shares         Amount

Shares sold                         438,454     $4,723,738
Shares issued to shareholders
in reinvestment of dividends         76,951        830,387
                               ------------   ------------
Total issued                        515,405      5,554,125
Automatic conversion
of shares                           (24,264)      (262,589)
Shares redeemed                    (699,089)    (7,532,843)
                               ------------   ------------
Net decrease                       (207,948)   $(2,241,307)
                               ============   ============

Class B Shares for the Year                         Dollar
Ended July 31, 1996                  Shares         Amount

Shares sold                       1,044,627    $11,201,909
Shares issued to shareholders
in reinvestment of dividends        156,760      1,680,914
                               ------------   ------------
Total issued                      1,201,387     12,882,823
Automatic conversion
of shares                           (24,446)      (258,404)
Shares redeemed                  (1,224,936)   (13,097,953)
                               ------------   ------------
Net decrease                        (47,995)     $(473,534)
                               ============   ============

Class C Shares for the Six                          Dollar
Months Ended Jan. 31, 1997           Shares         Amount

Shares sold                          27,963       $301,946
Shares issued to shareholders
in reinvestment of dividends          4,111         44,362
                               ------------   ------------
Total issued                         32,074        346,308
Shares redeemed                     (50,487)      (545,998)
                               ------------   ------------
Net decrease                        (18,413)     $(199,690)
                               ============   ============

Class C Shares for the Year                         Dollar
Ended July 31, 1996                  Shares         Amount

Shares sold                         193,104     $2,070,410
Shares issued to shareholders
in reinvestment of dividends          4,969         53,252
                               ------------   ------------
Total issued                        198,073      2,123,662
Shares redeemed                     (26,599)      (284,250)
                               ------------   ------------
Net increase                        171,474     $1,839,412
                               ============   ============

Class D Shares for the Six                          Dollar
Months Ended Jan. 31, 1997           Shares         Amount

Shares sold                          31,532       $340,645
Automatic conversion
of shares                            24,273        262,589
Shares issued to shareholders
in reinvestment of dividends          2,434         26,261
                               ------------   ------------
Total issued                         58,239        629,495
Shares redeemed                     (17,676)      (190,317)
                               ------------   ------------

Net increase                         40,563       $439,178
                               ============   ============

Class D Shares for the Year                         Dollar
Ended July 31, 1996                  Shares         Amount

Shares sold                          91,966       $997,428
Automatic conversion
of shares                            24,448        258,404
Shares issued to shareholders
in reinvestment of dividends          3,739         40,076
                               ------------   ------------
Total issued                        120,153      1,295,908
Shares redeemed                     (98,084)    (1,033,216)
                               ------------   ------------
Net increase                         22,069       $262,692
                               ============   ============

5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a net capital loss of approximately $1,005,000, of which $750,000 expires in 2003 and $255,000 expires in
2004. This amount will be available to offset like amounts of any future taxable gains.